EXHIBIT 99.3

Postal Realty Trust, Inc.
Introduction to Unaudited Pro Forma Financial Statements

The unaudited pro forma financial statements of Postal Realty Trust, Inc. (the “Company”) are based on the historical consolidated and combined consolidated financial statements of the Company and prepared on a pro forma basis to reflect completed acquisitions of properties during 2019 and 2020 and probable acquisitions of properties as of the date of this prospectus, in each case 100% leased to the United States Postal Service (the “USPS”) with the exception of the multi tenanted Industrial Property, as defined below.

The Company has adopted in its entirety the amendments to the financial disclosure requirements in Regulation S-X relating to the acquisition and dispositions of businesses which were initially proposed by the SEC in May 2019 (the “Amendments”).

The unaudited Pro Forma Consolidated Balance Sheet of the Company as of September 30, 2020 is presented on a pro forma basis to reflect the following as if they occurred on September 30, 2020:

●	the purchase of 21 postal properties that we have acquired since September 30, 2020 (“2020 Recent Acquisitions”);
●	the acquisition of the Warrendale, Pennsylvania industrial facility that we expect to acquire in the fourth quarter of 2020, subject to customary closing conditions (“Industrial Property”); and
●	the purchase of 17 postal properties, the majority of which that we expect to acquire in the fourth quarter of 2020, subject to customary closing conditions (“2020 Probable Acquisitions”);

The unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2020 and the Pro Forma Combined Consolidated Statement of Operations for the year ended December 31, 2019 are presented on a pro forma basis to reflect the following as if they occurred on January 1, 2019:

●	the purchase of 21 postal properties that we acquired as a portfolio acquisition on January 10, 2020 (the “First January Portfolio” or “21 Property Portfolio”);
●	the purchase of 245 additional postal properties that we have acquired since December 31, 2019 (including 21 postal properties that we have acquired since September 30, 2020) as well as one postal property which is accounted for as a direct financing lease (“2020 Completed Acquisitions”);
●	the completion of the purchase of the Industrial Property;
●	the completion of the 2020 Probable Acquisitions;
●	the secured borrowing of $9.2 million in June 2020 related to certain unencumbered properties (“New Borrowing”);
●	the secured borrowing of $4.5 million in April 2020 related to certain unencumbered properties;
●	the Company’s acquisition of a 113-building portfolio for cash and OP Units (“November 2019 Portfolio Acquisition”);
●	the contribution of Nationwide Postal and Affiliates Predecessor (the “Predecessor”), the predecessor of the Company, including 190 properties owned by the Predecessor, in exchange for Class A Common Stock, Voting Equivalency Stock, limited partnership units of Postal Realty LP, a subsidiary of the Company (the “Operating Partnership” or “OP”), and cash;
●	the Operating Partnership’s acquisition for cash of 81 additional properties (the “Acquisition Properties”) by the Company or its subsidiaries effective May 17, 2019 upon completion of our initial public offering and related formation transactions;
●	the Company’s acquisition for cash of 82 postal properties that we acquired in 2019 following completion of our initial public offering and related formation transactions, in addition to the November 2019 Portfolio Acquisition and one property purchased by the Predecessor in 2019 (the “2019 Other Completed Acquisitions); and
●	the July 2020 offering of 4,021,840 shares in our follow-on offering (“Follow-On Offering”).

These transactions are more fully described in the notes to the unaudited pro forma financial statements.

The Company’s unaudited pro forma transaction adjustments are based on available information and assumptions that the Company considers reasonable. The Company’s unaudited pro forma financial statements are not necessarily indicative of what the Company’s actual financial position or results of operations would have been as of the date and for the periods indicated, nor do they purport to represent the Company’s future financial position or results of operations.

The purchase price allocations are preliminary for the 2020 Recent Acquisitions, the Industrial Property and 2020 Probable Acquisitions and the final allocations will likely differ from the amounts reflected in the unaudited pro forma financial statements. Such differences will likely result in operating results and financial condition different than that reflected in the unaudited pro forma financial statements and such differences may be material. The final accounting for these transactions will be reflected in the consolidated financial statements for the quarterly period during which the acquisition is completed.

Postal Realty Trust, Inc.

Pro Forma Consolidated Balance Sheet

As of September 30, 2020 (Unaudited)

		Transaction Adjustments
	Postal Realty Trust, Inc. (a)	2020 Recent Acquisitions (b)	Industrial Property (c)	2020 Probable Acquisitions (d)	Total Pro Forma
Assets
Investments: Real estate properties, at cost:
Land	$38,603,504	$2,229,240	$1,780,948	$3,879,518	$46,493,210
Buildings and improvements	144,763,204	6,538,832	41,912,294	15,017,586	208,231,916
Tenant improvements	3,227,454	668,431	470,250	192,712	4,558,847
Total real estate properties, at cost:	186,594,162	9,436,503	44,163,492	19,089,816	259,283,973
Less: Accumulated depreciation	(11,875,852)	-	-	-	(11,875,852)
Total real estate properties, net	174,718,310	9,436,503	44,163,492	19,089,816	247,408,121
Investment in financing lease, net	516,164	-	-	-	516,164
Total investments	175,234,474	9,436,503	44,163,492	19,089,816	247,924,285
Cash	7,786,677	(6,084,016)	-	(17,524)	1,685,137
Rent and other receivables	2,728,818	-	-	-	2,728,818
Prepaid expenses and other assets, net	3,669,503	-	-	-	3,669,503
Escrows and reserves	694,910	-	-	-	694,910
Deferred rent receivable	145,690	-	-	-	145,690
In-place lease intangibles, net	9,349,264	1,339,939	2,836,508	1,579,892	15,105,603
Above market leases, net	54,667	-	-	-	54,667
Total Assets	$199,664,003	$4,692,426	$47,000,000	$20,652,184	$272,008,613

LIABILITIES AND EQUITY
Liabilities:
Secured borrowings, net	$16,599,366	$-	$-	$-	$16,599,366
Revolving credit facility	49,000,000	4,450,000	47,000,000	19,925,000	120,375,000
Accounts payable, accrued expenses and other	4,537,644	-	-	-	4,537,644
Below market leases, net	8,379,874	242,426	-	727,184	9,349,484
Total Liabilities	$78,516,884	$4,692,426	$47,000,000	$20,652,184	$150,861,494

Commitments and contingencies

Equity:

Common stock, Class A common shares $0.01 par value; 500,000,000 shares authorized: 9,449,352 shares issued and outstanding as of September 30, 2020	94,494	-	-	-	94,494
Class B common shares $0.01 par value; 27,206 shares authorized: 27,206 shares issued and outstanding as of September 30, 2020	272	-	-	-	272
Additional paid-in capital	101,303,229	-	-	-	101,303,229
Accumulated deficit	(8,246,422)	-		-	(8,246,422)
Total Stockholders’ Equity	93,151,573	-	-	-	93,151,573
Operating Partnership unitholders’ noncontrolling interests	27,995,546	-		-	27,995,546
Total Equity	121,147,119	-	-	-	121,147,119

Total Liabilities and Equity	$199,664,003	$4,692,426	$47,000,000	$20,652,184	$272,008,613

Postal Realty Trust, Inc.

Pro Forma Consolidated Statement of Operations

For the Nine Months Ended September 30, 2020 (Unaudited)

		Transaction Adjustments
	Postal Realty Trust, Inc. (a)	First January Portfolio (b)	2020 Completed Acquisitions (f)	Industrial Property (A)	2020 Probable Acquisitions (g)	Other Transaction Accounting Adjustments		Total Pro Forma
Revenues:
Rental income	$14,211,317	$2,078	$3,090,857	$2,245,211	$1,463,773	$-		$21,013,236
Tenant reimbursements	1,997,716	6,066	322,959	658,056	105,690	-		3,090,487
Fee and other income	890,008	-	30,333	-	-	-		920,341
Total revenues	17,099,041	8,144	3,444,149	2,903,267	1,569,463	-		25,024,064

Operating expenses:
Real estate taxes	2,136,805	6,095	413,418	414,258	223,002	-		3,193,578
Property operating expenses	1,261,515	1,582	327,264	239,973	129,842	-		1,960,176
General and administrative	6,245,732	-	-	-	-	-		6,245,732
Depreciation and amortization	6,590,982	22,256	1,330,770	1,325,304	675,993	-		9,945,305
Total operating expenses	16,235,034	29,933	2,071,452	1,979,535	1,028,837	-		21,344,791

Income (loss) from operations	$864,007	$(21,789)	$1,372,697	$923,732	$540,626	$-		$3,679,273

Interest expense, net:
Contractual interest expense	(1,757,413)	-	-	-	-	(930,143	)(j)	(2,687,556)
Write-off and amortization of deferred financing fees	(343,511)	-	-	-	-	(6,824	)(j)	(350,335)
Interest income	2,155	-	-	-	-	-		2,155
Total interest expense, net	(2,098,769)	-	-	-	-	(936,967)		(3,035,736)

(Loss) income before income tax (expense) benefit	(1,234,762)	(21,789)	1,372,697	923,732	540,626	(936,967)		643,537
Income tax (expense) benefit	(44,876)	-	-	-	-	-		(44,876)
Net (loss) income	(1,279,638)	(21,789)	1,372,697	923,732	540,626	(936,967)		598,661
Net loss attributable to Operating Partnership unitholders’ non-controlling interests	436,149	-	-	-	-	(574,440	)(n)	(138,291)
Net income (loss) attributable to common stockholders	$(843,489)	$(21,789)	$1,372,697	$923,732	$540,626	$(1,511,407)		$460,370

Net (loss) income per share (basic and diluted)	$(0.18)							$0.03 (o)

Weighted average common shares outstanding	6,276,145							9,226,473 (o)

Postal Realty Trust, Inc.

Pro Forma Combined Consolidated Statement of Operations

For the Year Ended December 31, 2019 (Unaudited)

		Transaction Adjustments
	Postal Realty Trust, Inc. (a)	Acquisition Properties (h)	November 2019 Portfolio Acquisition (i)	2019 Other Completed Acquisitions (j)	First January Portfolio (B)	2020 Completed Acquisitions (f)	Industrial Property (A)	2020 Probable Acquisitions (g)	Other Transaction Accounting Adjustments		Total Pro Forma
Revenues:
Rental income	$8,865,868	$1,065,795	$2,241,919	$2,155,445	$1,323,303	$6,803,538	$3,008,330	$2,098,797	$-		$27,562,995
Tenant reimbursements	1,311,121	148,509	239,495	215,154	250,717	885,965	1,020,138	123,432	-		4,194,531
Fee and other income	1,112,367	-	-	-	-	39,383	-	-	-		1,151,750
Total revenues	11,289,356	1,214,304	2,481,414	2,370,599	1,574,020	7,728,886	4,028,468	2,222,229	-		32,909,276

Operating expenses:
Real estate taxes	1,366,892	152,742	272,916	319,569	251,914	1,033,871	543,861	261,191	-		4,202,956
Property operating expenses	1,207,486	76,470	117,423	156,605	71,633	688,248	471,318	180,615	-		2,969,798
General and administrative	4,846,392	-	-	-	-	-	-	-	852,476	(k)	5,698,868
Depreciation and amortization	3,800,059	488,925	1,503,964	1,230,746	661,124	3,764,283	1,767,072	1,008,799	-		14,224,972
Total operating expenses	11,220,829	718,137	1,894,303	1,706,920	984,671	5,486,402	2,782,251	1,450,605	852,476		27,096,594

Income (loss) from operations	68,527	496,167	587,111	663,679	589,349	2,242,484	1,246,217	771,624	(852,476)		5,812,682

Interest expense, net:
Contractual interest expense	(1,098,788)	-	-	-	-	-	-	-	(2,277,492	)(l)	(3,376,280)
Write-off and amortization of deferred financing fees	(242,763)	-	-	-	-	-	-	-	(354,146	)(l)	(596,909)
Loss on early extinguishment of Predecessor debt	(185,586)	-	-	-	-	-	-	-	185,586	(l)	-
Interest income	5,928	-	-	-	-	-	-	-	-		5,928
Total interest expense, net	(1,521,209)	-	-	-	-	-	-	-	(2,446,052)		(3,967,261)

(Loss) income before income tax (expense) benefit	(1,452,682)	496,167	587,111	663,679	589,349	2,242,484	1,246,217	771,624	(3,298,528)		1,845,421
Income tax (expense) benefit	(39,749)	-	-	-	-	-	-	-	39,749	(m)	-
Net (loss) income	(1,492,431)	496,167	587,111	663,679	589,349	2,242,484	1,246,217	771,624	(3,258,779)		1,845,421
Net income attributable to non-controlling interest in properties	(4,336)	-	-	-	-	-	-	-	4,336	(n)	-
Net income attributable to Predecessor	(463,414)	-	-	-	-	-	-	-	-		(463,414)
Net loss (income) attributable to Operating Partnership unitholders’ non-controlling interests	462,968	-	-	-	-	-	-	-	(782,212	)(n)	(319,244)
Net income (loss) attributable to common stockholders	$(1,497,213)	$496,167	$587,111	$663,679	$589,349	$2,242,484	$1,246,217	$771,624	$(4,036,655)		$1,062,763

Net (loss) income per share (basic and diluted)	$(0.30)								(o)		$0.11

Weighted average common shares outstanding	5,164,264								(o)		9,186,104

Postal Realty Trust, Inc.

Pro Forma Consolidated Statement of Operations

For the Nine Months Ended September 30, 2020 (Unaudited) — (Continued)

	Historical (d)	Other Transaction Accounting Adjustments (e)	Total (A)

Revenues
Rental income	$2,162,049	$83,162	$2,245,211
Tenant reimbursements	658,056	-	658,056
	2,820,105	83,162	2,903,267
Operating Expenses
Real estate taxes	414,258	-	414,258
Property operating expenses	239,973	-	239,973
Depreciation and amortization	-	1,325,304	1,325,304
Total operating expenses	654,231	1,325,304	1,979,535

Income (loss) from operations	2,165,874	(1,242,142)	923,732

Interest expense, net	-	-	-
Income (loss) before income tax benefit (expense)	2,165,874	(1,242,142)	923,732
Income tax benefit (expense)	-	-	-
Net income (loss)	2,165,874	(1,242,142)	923,732
Less: Net income attributable to non-controlling interest	-	-	-
Net income (loss) attributable to Postal Realty Trust, Inc.	$2,165,874	$(1,242,142)	$923,732

Postal Realty Trust, Inc.

Pro Forma Combined Consolidated Statement of Operations

For the Year Ended December 31, 2019 (Unaudited) — (Continued)

	Historical (d)	Other Transaction Accounting Adjustments (e)	Total (A)
Revenues
Rental income	$2,830,633	$177,697	$3,008,330
Tenant reimbursements	1,020,138	-	1,020,138
	3,850,771	177,697	4,028,468
Operating Expenses
Real estate taxes	543,861	-	543,861
Property operating expenses	471,318	-	471,318
Depreciation and amortization	-	1,767,072	1,767,072
Total operating expenses	1,015,179	1,767,072	2,782,251

Income (loss) from operations	2,835,592	(1,589,375)	1,246,217

Interest expense, net	-	-	-
Income (loss) before income tax benefit (expense)	2,835,592	(1,589,375)	1,246,217
Income tax benefit (expense)	-	-	-
Net income (loss)	2,835,592	(1,589,375)	1,246,217
Less: Net income attributable to non-controlling interest	-	-	-
Net income (loss) attributable to Postal Realty Trust, Inc.	$2,835,592	$(1,589,375)	$1,246,217

Postal Realty Trust, Inc.

Pro Forma Combined Consolidated Statement of Operations

For the Year Ended December 31, 2019 (Unaudited) — (Continued)

	Historical (b)	Other Transaction Accounting Adjustments (c)	Total (B)
Revenues:
Rental income	$1,287,514	$35,789	$1,323,303
Tenant reimbursements	250,717	-	250,717
Total revenues	1,538,231	35,789	1,574,020

Operating expenses:
Real estate taxes	251,914	-	251,914
Property operating expenses	71,633	-	71,633
Depreciation and amortization	-	661,124	661,124
Total operating expenses	323,547	661,124	984,671

Income (loss) from operations	1,214,684	(625,335)	589,349

Interest expense, net	-	-	-
Income (loss) before income tax benefit (expense)	1,214,684	(625,335)	589,349
Income tax benefit (expense)	-	-	-
Net income (loss)	1,214,684	(625,335)	589,349
Less: Net income attributable to non-controlling interests	-	-	-
Net income (loss) attributable to common stockholders	$1,214,684	$(625,335)	$589,349

Postal Realty Trust, Inc.
Notes and Management’s Assumptions to Unaudited
Pro Forma Combined Consolidated Financial Statements

1.	Notes to the Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2020

(a)	Reflects the Unaudited Consolidated Balance Sheet of Postal Realty Trust, Inc. as of September 30, 2020 as included in the company’s Form 10-Q.

(b)	The 2020 Recent Acquisitions reflect preliminary estimates of the relative fair value of the tangible and intangible assets acquired and liabilities assumed in connection with the acquisitions and are therefore subject to change. The combined contractual purchase price for the 2020 Recent Acquisitions was $10.5 million excluding closing costs. The Company funded the purchase with a borrowing of $4.4 million under the Company’s revolving credit facility and $6.1 million from cash on hand. Interest on the borrowing includes various components which are included as an adjustment to the Unaudited Pro Forma Combined Consolidated Statements of Operations as discussed in Note 2.

(c)	The Industrial Property reflects preliminary estimates of the relative fair value of the tangible and intangible assets acquired and liabilities assumed in connection with the probable acquisition and is therefore subject to change. The contractual purchase price for the Industrial Property is $47.0 million excluding closing costs. The Company expects to fund the acquisition with a borrowing of $47.0 million under the revolving credit facility. Interest under the revolving credit facility includes various components which are included as an adjustment to the Unaudited Pro Forma Combined Consolidated Statements of Operations as discussed in Note 2.

The Industrial Property is subject to a definitive agreement. Formal due diligence has been completed and the transaction is expected to close in the fourth quarter of 2020, subject to the satisfaction of customary closing conditions.

(d)	The 2020 Probable Acquisitions reflect preliminary estimates of the relative fair value of the tangible and intangible assets acquired and liabilities assumed in connection with the acquisition and is therefore subject to change. The combined contractual purchase price for the 2020 Probable Acquisitions is $19.9 million excluding closing costs. The Company funded the purchase with a borrowing of $19.9 million under the Company’s revolving credit facility and $0.02 million from cash on hand. Interest on the borrowing includes various components which are included as an adjustment to the Unaudited Pro Forma Combined Consolidated Statements of Operations as discussed in Note 2.

The 2020 Probable Acquisitions are subject to definitive agreements. Formal due diligence has been completed and the majority of the transactions are expected to close in the fourth quarter of 2020, subject to the satisfaction of customary closing conditions.

Postal Realty Trust, Inc.
Notes and Management’s Assumptions to Unaudited
Pro Forma Combined Consolidated Financial Statements

2.	Notes to the Unaudited Pro Forma Combined Consolidated Statements of Operations for the nine months ended September 30, 2020 and the year ended December 31, 2019

(a)	Reflects the unaudited Consolidated Statements of Operations for the nine months ended September 30, 2020 as included in the company’s Form 10-Q and the audited Consolidated Statements of Operations for the year ended December 31, 2019 for the Company and its Predecessor as included in the company’s Form 10-K.

(b)	Represents the unaudited statement of revenues and certain expenses for the 21 Property Portfolio for the period prior to the acquisition in 2020 and the audited combined statement of revenues and certain expenses for the 21 Property Portfolio for the year ended December 31, 2019.

(c)	Represents the transaction accounting adjustments for depreciation and amortization expense based on the purchase price allocation for the First January Portfolio. Depreciation and amortization are recognized on a straight-line basis over a range of 15-40 years for buildings and improvements and 1-8 years for tenant improvements and lease intangibles based on the term of the related leases.

(d)	Represents the unaudited statement of revenues and certain expenses for the Industrial Property for the nine months ended September 30, 2020 and the audited statement of revenues and certain expenses for the Industrial Property for the year ended December 31, 2019.

(e)	Represents the transaction accounting adjustments for depreciation and amortization expense based on the preliminary purchase price allocation for the Industrial Property. Depreciation and amortization are recognized on a straight-line basis over a range of 15-40 years for buildings and improvements and 2-5 years for tenant improvements and lease intangibles based on the term of the related leases.

(f)	Represents the pro forma revenues and expenses for the 2020 Completed Acquisitions (inclusive of the 15 properties included in the 2020 Recent Acquisitions) for the period prior to the acquisitions in 2020. Also represents transaction accounting adjustments for depreciation and amortization expense based on the purchase price allocation for the 224 properties included in the 2020 Completed Acquisitions. Depreciation and amortization for the 2020 Recent Acquisitions is based on a preliminary purchase price allocation. The purchase price allocation for the 2020 Recent Acquisitions is based on a preliminary estimate. Depreciation and amortization are recognized on a straight-line basis over a range of 15-40 years for building and improvements and 1-12 years for tenant improvements and lease intangibles based on the term of the related leases. With respect to a portfolio of 42 of these properties, operating expense amounts are based on management’s estimates based on its experience owning postal properties.

(g)	Represents the pro forma revenues and expenses for the 2020 Probable Acquisitions. Also represents transaction accounting adjustments for depreciation and amortization expense based on a preliminary purchase price allocation for the 2020 Probable Acquisitions. Depreciation and amortization for the purchase price allocation is based on a preliminary estimate. Depreciation and amortization are recognized on a straight-line basis over a range of 15-40 years for building and improvements and 1-8 years for tenant improvements and lease intangibles based on the term of the related leases.

(h)	Reflects the pro forma revenues and expenses for the Acquisition Properties for the period prior to the date of acquisition on May 17, 2019. Also represents transaction accounting adjustments for depreciation and amortization expense for the period prior to the acquisition of the Acquisition Properties on May 17, 2019 based on the purchase price allocation for the Acquisition Properties. Depreciation and amortization are recognized on a straight-line basis over a range of 15-40 years for building and improvements and 1-9 years for tenant improvements and lease intangibles based on the term of the related leases.

(i)	Represents the pro forma revenues and expenses for the November Property Portfolio for the period prior to the date of acquisition on November 22, 2019. Also represents transaction accounting adjustments for depreciation and amortization expense based on the purchase price allocation for the November Property Portfolio. Depreciation and amortization are recognized on a straight-line basis over a range of 15-40 years for building and improvements and 1-10 years for tenant improvements and lease intangibles based on the term of the related leases.

Postal Realty Trust, Inc.
Notes and Management’s Assumptions to Unaudited
Pro Forma Combined Consolidated Financial Statements

(j)	Represents the pro forma revenues and expenses for the 2019 Other Completed Acquisitions for the period prior to their respective dates of acquisition in 2019. Also represents transaction accounting adjustments depreciation and amortization expense based on the purchase price allocation for the 2019 Other Completed Acquisitions which were purchased at various dates throughout 2019. Depreciation and amortization are recognized on a straight-line basis over a range of 15-40 years for building and improvements and 1-9 years for tenant improvements and lease intangibles based on the term of the related leases.

(k)	General and administrative expenses for the year ended December 31, 2019 were adjusted to reflect compensation for the period prior to the Company’s initial public offering based upon agreements in effect at the date of the initial public offering less historical compensation for the Predecessor recognized in the historical financial statements through May 17, 2019. Also, reflects an adjustment for director and officer insurance pursuant to insurance agreements executed concurrent with the completion of the initial public offering on May 17, 2019 for the period prior to that date. Also, includes equity based compensation expense for the period prior to the initial public offering including the (i) issuance of 73,529 long term incentive units of our Operating Partnership (“LTIPs”) to the Company’s chief executive officer upon completion of the initial public offering which vest over three years, (ii) issuance of 119,118 restricted shares of Class A common stock to the Company’s President, directors and employees upon completion of the initial public offering which vest over three years, (iii) issuance of 41,177 LTIPs to the Company’s chief executive officer in lieu of cash compensation upon completion of the initial public offering that vest over eight years and (iv) issuance of 29,412 restricted shares of Class A common stock to the Company’s directors upon completion of the initial public offering for their annual equity compensation, less historical compensation expense recognized by the Company from May 17, 2019 through December 31, 2019.

(l)	Represents the elimination of contractual interest expense related to certain mortgage indebtedness repaid with proceeds from the initial public offering for the year ended December 31, 2019. There were no prepayment penalties. Also represents the reversal of certain amortization of deferred financing costs and loss on extinguishment of debt related to certain mortgage indebtedness repaid with proceeds from the initial public offering for the year ended December 31, 2019. After the repayments, $2.9 million of Predecessor indebtedness remained outstanding following completion of the initial public offering. In addition, for purposes of preparing the pro forma interest expense adjustment, the Company has applied the current interest rate using the stated terms of the revolving credit facility to the amounts borrowed under its $150.0 million senior revolving credit facility for the nine months ended September 30, 2020 and year ended December 31, 2019. On January 30, 2020, the Company exercised a portion of the accordion feature on its facility. The facility matures in September 2023. On July 24, 2020, the Company paid down approximately $42.0 million under the revolving credit facility with a portion of the proceeds received from the Follow-on Offering. The Company is required to pay an unused facility fee on the revolving commitments under the Facility of 0.75% per annum for the first $100.0 million through March 31, 2020 and 0.25% per annum for the period thereafter, and 0.25% per annum for the portion of revolving commitments exceeding $100.0 million. The effective interest rate includes the following components:
●	$1.5 million of deferred financing costs incurred in connection with the borrowing which are being amortized over the term of the revolving credit facility;
●	Interest on $120.4 million of outstanding borrowings at a rate of 0.15% based on current LIBOR plus 190 basis points that is due and payable on a monthly basis for the acquisition of the November 2019 Portfolio Acquisition, 2019 Other Completed Acquisitions, 2020 Completed Acquisitions, the Industrial Property and 2020 Probable Acquisitions;
●	Unused fee of 0.75% per annum for the first $100.0 million of the revolving credit facility for the period from January 1, 2019 to July 5, 2019 and 0.25% per annum from July 6, 2019 to September 30, 2020; and

Postal Realty Trust, Inc.
Notes and Management’s Assumptions to Unaudited
Pro Forma Combined Consolidated Financial Statements

●	Unused fee of 0.25% per annum for the additional $50.0 million in connection with the exercise of the accordion feature of the revolving credit facility for the period from January 1, 2019 to September 30, 2020.

If market rates of interest on the variable debt changed by a 1/8 of 1% variance, then the increase or decrease on the variable debt interest expense would be approximately $152,590 and $152,590 respectively for the year ended December 31, 2019.

If market rates of interest on the variable debt changed by a 1/8 of 1% variance, then the increase or decrease on the variable debt interest expense would be approximately $114,547 and $114,547, respectively for the nine months ended September 30, 2020.

In addition, includes interest on a mortgage financing of $4.5 million for the acquisition of certain properties included in the 2020 Completed Acquisitions at a fixed rate of 4.25% with interest only for the first 18 months and the amortization of debt issuance costs related to such borrowing. The financing matures in December 2038. Also includes interest on a mortgage financing of $9.2 million for certain postal properties at a fixed interest rate of 4.25% with interest only for the first 18 months and the amortization of debt issuances costs related to such borrowing

(m)	Represents an adjustment to remove income tax benefit for UPOI related to the period prior to the offering since the Company has elected to be taxed as a REIT.

(n)	Represents an adjustment to the pro forma combined consolidated statement of operations for the allocation for net income (loss) attributable to non-controlling interests. The OP and LTIP Unit holders’ interest in the OP is 23.1%. The 23.1% used for both periods is based off of 9,449,352 shares of Class A common stock, 27,206 shares of Class B common stock, 2,640,795 OP Units, 214,307 LTIP Units and 23,424 RSUs issued and outstanding on November 30, 2020. Also represents the reversal of a de minimis net income attributable to non-controlling interest in the Predecessor as the previous non-controlling interest was redeemed in connection with the formation transactions.

(o)	Pro forma net income (loss) per share for the year ended December 31, 2019 and nine months ended September 30, 2020 includes the issuance of shares in our Follow-On Offering. It is presented in accordance with the two-class method of computing earnings per share. OP units, LTIP units and restricted shares of Class A common stock, would not be dilutive and were not included in the computation of diluted earnings per share for the period presented.